Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2015
Regulated Operations [Abstract]
Regulatory Assets and Liabilities

Note 4 – Regulatory Assets and Liabilities

Natural gas operations are subject to the regulation of the Arizona Corporation Commission (“ACC”), the Public Utilities Commission of Nevada (“PUCN”), the California Public Utilities Commission (“CPUC”), and the Federal Energy Regulatory Commission (“FERC”). Accounting policies of Southwest conform to U.S. GAAP applicable to rate-regulated entities and reflect the effects of the ratemaking process. Accounting treatment for rate-regulated entities allows for deferral as regulatory assets, costs that otherwise would be expensed, if it is probable that future recovery from customers will occur. If rate recovery is no longer probable, due to competition or the actions of regulators, Southwest is required to write-off the related regulatory asset. Regulatory liabilities are recorded if it is probable that revenues will be reduced for amounts that will be credited to customers through the ratemaking process.

The following table represents existing regulatory assets and liabilities (thousands of dollars):

December 31,	2015	2014
Regulatory assets:
Accrued pension and other postretirement benefit costs (1)	$384,647	$390,293
Unrealized net loss on non-trading derivatives (Swaps) (2)	5,486	5,425
Deferred purchased gas costs (3)	3,591	87,556
Accrued purchased gas costs (4)	—	2,600
Unamortized premium on reacquired debt (5)	21,511	20,478
Other (6)	73,022	72,132

	488,257	578,484
Regulatory liabilities:
Deferred purchased gas costs (3)	(45,601)	—
Accumulated removal costs	(303,000)	(304,000)
Accrued purchased gas costs (4)	(10,400)	—
Deferred gain on southern Nevada division operations facility (7)	—	(115)
Unamortized gain on reacquired debt (8)	(10,325)	(10,862)
Other (9)	(36,631)	(34,233)

Net regulatory assets	$82,300	$229,274

(1)	Included in Deferred charges and other assets on the Consolidated Balance Sheets. Recovery period is greater than five years. (See Note 10).
(2)

The following table details the regulatory assets/(liabilities) offsetting the derivatives (Swaps) at fair value in the Consolidated Balance Sheets (thousands of dollars). The actual amounts, when realized at settlement, become a component of purchased gas costs under the Company’s purchased gas adjustment (“PGA”) mechanisms. (See Note 13).

Instrument	Balance Sheet Location	2015	2014
Swaps	Deferred charges and other assets	$1,219	$363
Swaps	Prepaids and other current assets	4 ,267	5,062

(3)	Balance recovered or refunded on an ongoing basis with interest.
(4)	Asset included in Prepaids and other current assets and liability included in Other current liabilities on the Consolidated Balance Sheets. Balance recovered or refunded on an ongoing basis.
(5)	Included in Deferred charges and other assets on the Consolidated Balance Sheets. Recovered over life of debt instruments.
(6)

Other regulatory assets including deferred costs associated with rate cases, regulatory studies, and state mandated public purpose programs (including low income and conservation programs), as well as margin and interest-tracking accounts, amounts associated with accrued absence time, and deferred post-retirement benefits other than pensions. Recovery periods vary.

(7)	The amortization period ended October 2015.
(8)	Included in Other deferred credits on the Consolidated Balance Sheets. Amortized over life of debt instruments.
(9)	Other regulatory liabilities include amounts associated with income tax and gross-up.